As filed with the Securities and Exchange Commission on June 27, 2013

Registration No. 333-187827

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 2

To

FORM F-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

NAVIOS SOUTH AMERICAN LOGISTICS INC.

NAVIOS LOGISTICS FINANCE (US) INC.

(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	4731	N/A
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

SEE TABLE OF ADDITIONAL REGISTRANT GUARANTORS

Aguada Park Free Zone

Paraguay 2141, Of. 1603

Montevideo, Uruguay

(011) +(30) (210) 417-2050

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Trust Company of the Marshall Islands, Inc.

Trust Company Complex, Ajeltake Island

P.O. Box 1405

Majuro, Marshall Islands MH96960

(011) +30 210 459 5000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Stuart H. Gelfond, Esq.

Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, NY 10004-1980

(212) 859-8000

(212) 859-4000 – Facsimile

Approximate date of commencement of proposed exchange offer: As soon as practicable after the effective date of this Registration Statement.

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i)(Cross-Border Issuer Tender Offer)  ☐

Exchange Act Rule 14d-1(d)(Cross-Border Third-Party Tender Offer)  ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount Being Registered	Proposed Maximum Offering Price Per Note	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
9 1/4% Senior Notes due 2019	$90,000,000	103.75%	$93,375,000	$12,737
Guarantees of 9 1/4% Senior Notes due 2019	$90,000,000	(2)	(2)	(2)
Total Registration Fee	—	—	—	$12,737(3)

(1)	Estimated solely for the purpose of calculating the registration fee pursuant to 457(f) under the Securities Act of 1933, as amended.
(2)	No separate filing fee is required pursuant to Rule 457(n) under the Securities Act of 1933, as amended.
(3)	Previously paid.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANT GUARANTORS

Exact Name of Registrant as Specified in its Charter(1)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number

Corporacion Navios S.A.	Uruguay	N/A
Nauticler S.A.	Uruguay	N/A
Compania Naviera Horamar S.A.	Argentina	N/A
Compania de Transporte de Fluvial Internacional S.A.	Uruguay	N/A
Ponte Rio S.A.	Uruguay	N/A
Petrovia Internacional S.A.	Uruguay	N/A
Merco Par S.A.C.I.	Paraguay	N/A
Navegacion Guarani S.A.	Paraguay	N/A
Hidrovia OSR S.A.	Paraguay	N/A
Merco-Fluvial S.A.	Paraguay	N/A
Petrolera San Antonio S.A.	Paraguay	N/A
Stability Oceanways S.A.	Panama	N/A
Navarra Shipping Corporation	Marshall Islands	N/A
Pelayo Shipping Corporation	Marshall Islands	N/A
Varena Maritime Services S.A.	Panama	N/A
Thalassa Energy S.A.	Argentina	N/A
HS Tankers Inc.	Panama	N/A
HS Navigation Inc.	Panama	N/A
HS Shipping Ltd. Inc.	Panama	N/A
HS South Inc.	Panama	N/A
Merco Parana S.A.	Argentina	N/A
Energias Renovables del Sur S.A.	Uruguay	N/A

(1)	The address for each of the additional registrant guarantors is Aguada Park Free Zone, Paraguay 2141, Of. 1603, Montevideo, Uruguay.

EXPLANATORY NOTE

The sole purpose of this Pre-Effective Amendment No. 2 (the “Form F-4/A”) to the Registration Statement on Form F-4 (as amended by Pre-Effective Amendment No. 1, the “Form F-4”) (File No. 333-187827) of Navios South American Logistics Inc. and Navios Logistics Finance (US) Inc. is to amend the Form F-4 to provide Interactive Data File disclosure as Exhibit 101.2 for the three months ended and as of March 31, 2013 in accordance with Rule 405 of Regulation S-T. Other than updates to the cover of the Form F-4, the addition of the XBRL exhibit and corresponding changes to the exhibit index and signature pages, the remainder of the Form F-4 is unchanged.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers.

Under our Amended and Restated Articles of Incorporation, our Bylaws and under Section 60 of the Marshall Islands Business Corporations Act (“BCA”), we may indemnify anyone who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) whether civil, criminal, administrative or investigative, by reason of the fact that they are or were a director or officer of the corporation, or are or were serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise.

A limitation on the foregoing is the statutory proviso (also found in our Bylaws) that, in connection with such action, suit or proceeding if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that their conduct was unlawful.

Further, under Section 60 of the BCA and our Bylaws, the termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of no contest, or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner that they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that their conduct was unlawful.

In addition, under Section 60 of the BCA and under our Bylaws, a corporation may indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action or suit by or in the right of the corporation to procure judgment in its favor by reason of the fact that they are or were a director or officer of the corporation, or are or were serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise. Such indemnification may be made against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation. Again, this is provided that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses that the court shall deem proper.

Our Bylaws further provide that any indemnification pursuant to the foregoing (unless ordered by a court) may be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because they have met the applicable standard of conduct set forth above. Such determination may be made by the Board of Directors of the corporation by a majority vote of a quorum consisting of directors who were not parties to any action, suit or proceeding referred to in the foregoing instances, by independent legal counsel in a written opinion or by the shareholders of the corporation.

Further, and as provided by both our Bylaws and Section 60 of the BCA, when a director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in the foregoing instances, or in the defense of a related claim, issue or matter, they will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by them in connection with such matter.

Likewise, pursuant to our Bylaws and Section 60 of the BCA, expenses (our Bylaws specifically includes attorneys’ fees in expenses) incurred in defending a civil or criminal action, suit or proceeding by an officer or director may be paid in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it is ultimately determined that they are not entitled to indemnification. The Bylaws further provide that with respect to other employees, such expenses may be paid on the terms and conditions, if any, as the Board may deem appropriate.

Both Section 60 of the BCA and our Bylaws further provide that the foregoing indemnification and advancement of expenses are not exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in their official capacity and/or as to action in another capacity while holding office.

Under both Section 60 of the BCA and our Bylaws, we also have the power to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against them and incurred by them in such capacity, or arising out of their status as such, regardless of whether the corporation would have the power to indemnify them against such liability under the foregoing.

Under Section 60 of the BCA (and as provided in our Bylaws), the indemnification and advancement of expenses provided by, or granted under the foregoing continue with regard to a person who has ceased to be a director, officer, employee or agent and inure to the benefit of their heirs, executors and administrators unless otherwise provided when authorized or ratified. Additionally, our Bylaws provide that no director or officer of the corporation will be personally liable to the corporation or any shareholder of the corporation for monetary damages for breach of fiduciary duty as a director or officer, provided that a director or officer’s liability will not be limited for any breach of the director’s or the officer’s duty of loyalty to the corporation or its shareholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or for any transaction from which the director or officer derived an improper personal benefit.

In addition to the above, our Bylaws provide that references to us includes constituent corporations, and defines “other enterprises” to include employee benefit plans, “fines” to include excise taxes imposed on a person with respect to an employee benefit plan, and further defines the term “serving at the request of the corporation.”

Our Amended and Restated Articles of Incorporation set out a much abbreviated version of the foregoing.

Such limitation of liability and indemnification does not affect the availability of equitable remedies. In addition, we have been advised that in the opinion of the SEC, indemnification for liabilities arising under the Securities Act is against public policy as expressed in the Securities Act and is therefore unenforceable.

Item 21.	Exhibits and Financial Statement Schedules.

(a) The following exhibits are filed as part of this Registration Statement:

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of Navios South American Logistics Inc. (1)

3.2	Bylaws of Navios South American Logistics Inc. (1)

3.3	Certificate of Incorporation of Navios Logistics Finance (US) Inc. (1)

3.4	Bylaws of Navios Logistics Finance (US) Inc. (1)

3.5	Articles of Incorporation of Corporacion Navios S.A. (1)

3.6	Articles of Incorporation of Nauticler S.A. (1)

3.7	Articles of Incorporation of Compania Naviera Horamar S.A. (1)

3.8	Articles of Incorporation of Compania de Transporte de Fluvial Internacional S.A. (1)

3.9	Articles of Incorporation of Ponte Rio S.A. (1)

3.10	Articles of Incorporation of Petrovia Internacional S.A. (1)

3.11	Bylaws of Merco Par S.A.C.I. (1)

3.12	Bylaws of Navegacion Guarani S.A. (1)

3.13	Bylaws of Hidrovia OSR S.A. (1)

3.14	Bylaws of Merco Fluvial S.A. (1)

3.15	Bylaws of Petrolera San Antonio S.A. (1)

3.16	Articles of Incorporation of Stability Oceanways S.A. (1)

3.17	Articles of Incorporation of Navarra Shipping Corporation (1)

3.18	Bylaws of Navarra Shipping Corporation (1)

3.19	Articles of Incorporation of Pelayo Shipping Corporation (1)

3.20	Bylaws of Pelayo Shipping Corporation (1)

3.21	Articles of Incorporation of Varena Maritime Services S.A. (1)

3.22	Bylaws of Thalassa Energy S.A. (1)

3.23	Articles of Incorporation of HS Tankers Inc. (1)

3.24	Articles of Incorporation of HS Navigation Inc. (1)

3.25	Articles of Incorporation of HS Shipping Ltd. Inc. (1)

3.26	Articles of Incorporation of HS South Inc. (1)

3.27	Bylaws of Merco Parana S.A.*

3.28	Bylaws of Energias Renovables del Sur S.A.*

4.1	Shareholders’ Agreement, dated as of June 17, 2010, between Navios South American Logistics Inc., Navios Corporation and Grandall Investment S.A. (1)

5.1	Opinion of Reeder & Simpson PC, Marshall Islands Counsel to Navios South American Logistics Inc.*

5.2	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP, Counsel to Navios South American Logistics Inc.*

5.3	Opinion of Perez Alati, Grondona, Benites, Arntsen & Martinez de Hoz.*

5.4	Opinion of Peroni, Sosa, Tellechea, Burt & Navara.*

5.5	Opinion of Ferrere Abogados.*

5.6	Opinion of Vives y Asociados.*

10.1	Indenture, dated as of April 12, 2011, among Navios South American Logistics Inc., Navios Logistics Finance (US) Inc., each of the Guarantors thereto and Wells Fargo Bank, National Association. (1)

10.2	Registration Rights Agreement, dated as of March 12, 2013, among Navios South American Logistics Inc., Navios Logistics Finance (US) Inc. and each of the Initial Purchasers named therein. (4)

10.3	Administrative Services Agreement, dated as of April 12, 2011, between Navios South American Logistics Inc. and Navios Maritime Holdings Inc. (1)

10.4	First Supplemental Indenture, dated as of April 28, 2011, among Navios South American Logistics Inc., Navios Logistics Finance (US) Inc., each of the Guarantors thereto and Wells Fargo Bank, National Association. (2)

10.5	Second Supplemental Indenture, dated as of July 26, 2011, among Navios South American Logistics Inc., Navios Logistics Finance (US) Inc., each of the Guarantors thereto and Wells Fargo Bank, National Association. (2)

10.6	Financial Agreement relating to a revolving credit facility of up to $40,000,000 dated as of March 20, 2012, between Nauticler S.A. and Marfin Popular Bank Public Co Ltd. (2)

10.7	Amended and Restated Waiver to Shareholder’s Agreement. (2)

10.8	Third Supplemental Indenture, dated as of December 19, 2012, among Navios South American Logistics Inc., Navios Logistics Finance (US) Inc., each of the Guarantors thereto and Wells Fargo Bank, National Association. (3)

10.9	Fourth Supplemental Indenture, dated as of March 12, 2013, among Navios South American Logistics Inc., Navios Logistics Finance (US) Inc., each of the Guarantors thereto and Wells Fargo Bank, National Association. (4)

10.10	Fifth Supplemental Indenture, dated as of April 19, 2013, among Navios South American Logistics Inc., Navios Logistics Finance (US) Inc., each of the Guarantors thereto and Wells Fargo Bank, National Association.*

21	Subsidiaries of Navios South American Logistics Inc.*

23.1	Consent of Price Waterhouse & Co. S.R.L.*

23.2	Consent of Reeder & Simpson PC (included in Exhibit 5.1).*

23.3	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.2).*

23.4	Consent of Perez Alati, Grondona, Benites, Arntsen & Martinez de Hoz (included in Exhibit 5.3).*

23.5	Consent of Peroni, Sosa, Tellechea, Burt & Navara (included in Exhibit 5.4).*

23.6	Consent of Ferrere Abogados (included in Exhibit 5.5).*

23.7	Consent of Vives y Asociados (included in Exhibit 5.6).*

23.8	Consent of Drewry Maritime Research.*

24	Power of Attorney (included on the signature page).*

25	Statement of Eligibility under the Trust Indenture Act of 1939 on Form T-1 of Wells Fargo Bank, National Association as Trustee under the Indenture.*

99.1	Form of Letter of Transmittal.*

99.2	Form of Notice of Guaranteed Delivery*.

99.3	Form of Letter to Registered Holders and/or Participants of the Book-Entry Transfer Facility.*

99.4	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.*

99.5	Form of Letter to Clients.*

101.1	The following information on Navios South American Logistics Inc. contained in this registration statement on Form F-4, formatted in eXtensible Business Reporting Language (XBRL): (i) Consolidated Balance Sheets at December 31, 2012 and 2011; (ii) Consolidated Statements of Operations for each of the years ended December 31, 2012, 2011 and 2010; (iii) Consolidated Statements of Cash Flows for each of the years ended December 31, 2012, 2011 and 2010; (iv) Consolidated Statements of Changes in Equity for each of the years ended December 31, 2012, 2011 and 2010; and (v) the Notes to Consolidated Financial Statements.**+

101.2	The following information on Navios South American Logistics Inc. contained in this registration statement on Form F-4, formatted in eXtensible Business Reporting Language (XBRL): (i) Condensed Consolidated Balance Sheets at March 31, 2013 (unaudited) and December 31, 2012; (ii) Unaudited Condensed Consolidated Statements of Operations for the three month periods ended March 31, 2013 and 2012; (iii) Unaudited Condensed Consolidated Statements of Cash Flows for the three month periods ended March 31, 2013 and 2012; (iv) Unaudited Condensed Consolidated Statements of Changes in Equity for the three month periods ended March 31, 2013 and 2012; and (v) the Notes to Condensed Consolidated Financial Statements (unaudited).+

*	Previously filed.
**	Previously furnished.
+	Users of this data are advised pursuant to Rule 406T of Regulation S-T that this interactive data file is deemed not filed or part of a registration statement or prospectus for purposes of sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of section 18 of the Securities Exchange Act of 1934, and is otherwise not subject to liability under these sections.
(1)	Previously filed with Registration Statement on Form F-4 (Registration No. 333-179250), as filed with the Securities and Exchange Commission on January 31, 2012.
(2)	Previously filed with the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2011, as filed with the Securities and Exchange Commission on April 5, 2012.
(3)	Previously filed with the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission on March 7, 2013.
(4)	Previously filed with the Company Report on Form 6-K, as filed with the Securities and Exchange Commission on March 20, 2013.

Item 22.	Undertakings.

The undersigned registrant hereby undertakes:

(1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(4) to file a post-effective amendment to the registration statement to include any financial statements required by Item 8.A. of Form 20-F at the start of any delayed offering or throughout a continuous offering. Financial statements and information otherwise required by Section 10(a)(3) of the Act need not be furnished, provided, that the registrant includes in the prospectus, by means of a post-effective amendment, financial statements required pursuant to this paragraph (a)(4) and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements;

(5) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(6) to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective; and

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Montevideo, Uruguay on June 27, 2013.

NAVIOS SOUTH AMERICAN LOGISTICS INC.

By:	/s/ Claudio Pablo Lopez
Name: Claudio Pablo Lopez
Title: Chief Executive Officer, Vice Chairman and Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Position	Date

/s/ Claudio Pablo Lopez	Chief Executive Officer, Vice Chairman and Director (Principal Executive Officer)	June 27, 2013
Claudio Pablo Lopez

/s/ Ioannis Karyotis	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	June 27, 2013
Ioannis Karyotis

/s/ Angeliki Frangou	Chairman of the Board of Directors	June 27, 2013
Angeliki Frangou

/s/ Carlos Augusto Lopez Carlos Augusto Lopez	Chief Commercial Officer–Shipping Division and Director	June 27, 2013

/s/ Horacio Enrique Lopez Horacio Enrique Lopez	Chief Operating Officer–Shipping Division and Director	June 27, 2013

/s/ Ruben Martinez Ruben Martinez	Chief Operating Officer–Port Division and Director	June 27, 2013

/s/ George Achniotis George Achniotis	Executive Vice President–Business Development and Director	June 27, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Piraeus, Greece on June 27, 2013.

NAVIOS LOGISTICS FINANCE (US) INC.

By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: President, Secretary and Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Position	Date

/s/ Vasiliki Papaefthymiou Vasiliki Papaefthymiou	President, Secretary and Director (Principal Executive Officer)	June 27, 2013

/s/ George Achniotis George Achniotis	Chief Financial Officer and Director (Principal Financial Officer and Principal Accounting Officer)	June 27, 2013

/s/ Angeliki Frangou Angeliki Frangou	Vice President	June 27, 2013

/s/ Anna Kalathakis Anna Kalathakis	Treasurer and Director	June 27, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Piraeus, Greece on June 27, 2013.

CORPORACION NAVIOS S.A.

By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Position	Date

/s/ Claudio Pablo Lopez Claudio Pablo Lopez	Chief Executive Officer (Principal Executive Officer)	June 27, 2013

/s/ Ioannis Karyotis Ioannis Karyotis	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	June 27, 2013

/s/ Angeliki Frangou Angeliki Frangou	Director	June 27, 2013

/s/ Vasiliki Papaefthymiou Vasiliki Papaefthymiou	Director	June 27, 2013

/s/ Ruben Martinez Ruben Martinez	Director	June 27, 2013

/s/ Silvia Mas Silvia Mas	Director	June 27, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Montevideo, Uruguay on June 27, 2013.

NAUTICLER S.A. PONTE RIO S.A.

By:	/s/ Claudio Pablo Lopez
Name: Claudio Pablo Lopez
Title: Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Position	Date

/s/ Claudio Pablo Lopez Claudio Pablo Lopez	Chief Executive Officer and Director (Principal Executive Officer)	June 27, 2013

/s/ Ioannis Karyotis Ioannis Karyotis	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	June 27, 2013

/s/ Angeliki Frangou Angeliki Frangou	Director	June 27, 2013

/s/ George Achniotis George Achniotis	Director	June 27, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Montevideo, Uruguay on June 27, 2013.

COMPANIA NAVIERA HORAMAR S.A.

By:	/s/ Claudio Pablo Lopez
Name: Claudio Pablo Lopez
Title: Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Position	Date

/s/ Carlos Lopez Carlos Lopez	Chairman of the Board of Directors	June 27, 2013

/s/ Claudio Pablo Lopez Claudio Pablo Lopez	Chief Executive Officer and Director (Principal Executive Officer)	June 27, 2013

/s/ Ioannis Karyotis Ioannis Karyotis	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	June 27, 2013

/s/ Horacio Lopez Horacio Lopez	Director	June 27, 2013

/s/ Pedro Eugenio Aramburu Pedro Eugenio Aramburu	Director	June 27, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Montevideo, Uruguay on June 27, 2013.

COMPANIA DE TRANSPORTE FLUVIAL INTERNACIONAL S.A. PETROVIA INTERNACIONAL S.A.

By:	/s/ Mauro Caballero
Name: Mauro Caballero
Title: President and Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Position	Date

/s/ Claudio Pablo Lopez Claudio Pablo Lopez	Chief Executive Officer (Principal Executive Officer)	June 27, 2013

/s/ Ioannis Karyotis Ioannis Karyotis	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	June 27, 2013

/s/ Mauro Caballero Mauro Caballero	President and Director	June 27, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Montevideo, Uruguay on June 27, 2013.

THALASSA ENERGY S.A.

By:	/s/ Claudio Pablo Lopez
Name: Claudio Pablo Lopez
Title: Chief Executive Officer and Chairman of the Board of Directors

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Position	Date

/s/ Claudio Pablo Lopez Claudio Pablo Lopez	Chief Executive Officer, Chairman of the Board of Directors (Principal Executive Officer)	June 27, 2013

/s/ Ioannis Karyotis Ioannis Karyotis	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	June 27, 2013

/s/ Horacio Lopez Horacio Lopez	Director	June 27, 2013

/s/ Stella Morosoly Stella Morosoly	Director	June 27, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Montevideo, Uruguay on June 27, 2013.

HS TANKERS INC. HS NAVIGATION INC. HS SHIPPING LTD. INC. HS SOUTH INC.

By:	/s/ Claudio Pablo Lopez
Name: Claudio Pablo Lopez
Title: Treasurer and Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Position	Date

/s/ George Achniotis George Achniotis	President and Director (Principal Executive Officer)	June 27, 2013

/s/ Claudio Pablo Lopez Claudio Pablo Lopez	Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	June 27, 2013

/s/ Anna Kalathakis Anna Kalathakis	Secretary and Director	June 27, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Montevideo, Uruguay on June 27, 2013.

MERCO PAR S.A.C.I.

By:	/s/ Horacio Lopez
Name: Horacio Lopez
Title: Chairman of the Board of Directors

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Position	Date

/s/ Claudio Pablo Lopez	Chief Executive Officer (Principal Executive Officer)	June 27, 2013
Claudio Pablo Lopez

/s/ Ioannis Karyotis Ioannis Karyotis	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	June 27, 2013

/s/ Horacio Lopez	Chairman of the Board of Directors	June 27, 2013
Horacio Lopez

/s/ Eduardo Blanc	Director	June 27, 2013
Eduardo Blanc

/s/ Marcos Peroni	Director	June 27, 2013
Marcos Peroni

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Montevideo, Uruguay on June 27, 2013.

NAVEGACION GUARANI S.A.

By:	/s/ Carlos Lopez
Name: Carlos Lopez
Title: Chairman of the Board of Directors

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Position	Date

/s/ Claudio Pablo Lopez	Chief Executive Officer	June 27, 2013
Claudio Pablo Lopez	(Principal Executive Officer)

/s/ Ioannis Karyotis	Chief Financial Officer (Principal Financial Officer and Chief Accounting Officer)	June 27, 2013
Ioannis Karyotis

/s/ Carlos Lopez	Chairman of the Board of Directors	June 27, 2013
Carlos Lopez

/s/ Antonio Quinonez	Director	June 27, 2013
Antonio Quinonez

/s/ Marcos Peroni	Directors	June 27, 2013
Marcos Peroni

/s/ Eduardo Blanc	Director	June 27, 2013
Eduardo Blanc

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Montevideo, Uruguay on June 27, 2013.

HIDROVIA OSR S.A.

By:	/s/ Antonio Quinonez
Name: Antonio Quinonez
Title: Chairman of the Board of Directors

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Position	Date

/s/ Claudio Pablo Lopez	Chief Executive Officer	June 27, 2013
Claudio Pablo Lopez	(Principal Executive Officer)

/s/ Ioannis Karyotis	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	June 27, 2013
Ioannis Karyotis

/s/ Antonio Quinonez	Chairman of the Board of Directors	June 27, 2013
Antonio Quinonez

/s/ Marcos Peroni	Director	June 27, 2013
Marcos Peroni

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Montevideo, Uruguay on June 27, 2013.

MERCO FLUVIAL S.A.

By:	/s/ Marcos Peroni
Name: Marcos Peroni
Title: Chairman of the Board of Directors

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Position	Date

/s/ Claudio Pablo Lopez	Chief Executive Officer (Principal Executive Officer)	June 27, 2013
Claudio Pablo Lopez

/s/ Ioannis Karyotis	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	June 27, 2013
Ioannis Karyotis

/s/ Marcos Peroni	Chairman of the Board of Directors	June 27, 2013
Marcos Peroni

/s/ Quirino Quiñonez	Director	June 27, 2013
Quirino Quiñonez

/s/ Stella Morosoly	Director	June 27, 2013
Stella Morosoly

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Montevideo, Uruguay on June 27, 2013.

PETROLERA SAN ANTONIO S.A.

By:	/s/ Carlos Lopez
Name: Carlos Lopez
Title: Chairman of the Board of Directors

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Position	Date

/s/ Claudio Pablo Lopez	Chief Executive Officer	June 27, 2013
Claudio Pablo Lopez	(Principal Executive Officer)

/s/ Ioannis Karyotis	Chief Financial Officer	June 27, 2013
Ioannis Karyotis	(Principal Financial Officer and Principal
Accounting Officer)

/s/ Carlos Lopez	Chairman of the Board of Directors	June 27, 2013
Carlos Lopez

/s/ Marcos Peroni	Director	June 27, 2013
Marcos Peroni

/s/ Eduardo Blanc	Director	June 27, 2013
Eduardo Blanc

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Montevideo, Uruguay on June 27, 2013.

STABILITY OCEANWAYS S.A.

By:	/s/ Carmen Rodriguez
Name: Carmen Rodriguez
Title: Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Position	Date

/s/ Claudio Pablo Lopez	Chief Executive Officer (Principal Executive Officer)	June 27, 2013
Claudio Pablo Lopez

/s/ Ioannis Karyotis Ioannis Karyotis	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	June 27, 2013

/s/ Carmen Rodriguez	Director	June 27, 2013
Carmen Rodriguez

/s/ Angel Santos Rodriguez	Director	June 27, 2013
Angel Santos Rodriguez

/s/ Diogenes Moran	Director	June 27, 2013
Diogenes Moran

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Montevideo, Uruguay on June 27, 2013.

NAVARRA SHIPPING CORPORATION PELAYO SHIPPING CORPORATION

By:	/s/ Claudio Pablo Lopez
Name: Claudio Pablo Lopez
Title: President and Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Position	Date

/s/ Claudio Pablo Lopez	President and Director (Principal Executive Officer)	June 27, 2013
Claudio Pablo Lopez

/s/ George Achniotis George Achniotis	Treasurer and Director (Principal Financial Officer and Principal Accounting Officer)	June 27, 2013

/s/ Anna Kalathakis	Secretary and Director	June 27, 2013
Anna Kalathakis

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Montevideo, Uruguay on June 27, 2013.

VARENA MARITIME SERVICES S.A.

By:	/s/ Carmen Rodriguez
Name: Carmen Rodriquez
Title: President and Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Position	Date

/s/ Carmen Rodriguez	President and Director (Principal Executive Officer)	June 27, 2013
Carmen Rodriguez

/s/ Angel Santos Rodriguez	Vice President, Secretary and Director	June 27, 2013
Angel Santos Rodriguez

/s/ Brigido Navarro Brigido Navarro	Treasurer (Principal Financial Officer and Principal Accounting Officer)	June 27, 2013

/s/ Diogenes Moran	Director	June 27, 2013
Diogenes Moran

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Montevideo, Uruguay on June 27, 2013.

MERCO PARANA S.A.

By:	/s/ Claudio Pablo Lopez
Name: Claudio Pablo Lopez
Title: Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Position	Date

/s/ Claudio Pablo Lopez Claudio Pablo Lopez	Chief Executive Officer, Director (Principal Executive Officer)	June 27, 2013

/s/ Ioannis Karyotis Ioannis Karyotis	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	June 27, 2013

/s/ Carlos Lopez Carlos Lopez	Director	June 27, 2013

/s/ Horacio Lopez Horacio Lopez	Director	June 27, 2013

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Montevideo, Uruguay on June 27, 2013.

ENERGIAS RENOVABLES DEL SUR S.A.

By:	/s/ Claudio Pablo Lopez
Name: Claudio Pablo Lopez
Title: President and Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Position	Date

/s/ Claudio Pablo Lopez Claudio Pablo Lopez	President and Director (Principal Executive Officer)	June 27, 2013

/s/ Ioannis Karyotis Ioannis Karyotis	Chief Financial Officer (Principal Financial Officer & Principal Accounting Officer)	June 27, 2013

/s/ Ruben Martinez Ruben Martinez	Vice President and Director	June 27, 2013

AUTHORIZED REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly undersigned representative in the United States of Navios South American Logistics Inc., Corporacion Navios S.A., Nauticler S.A., Compania Naviera Horamar S.A., Compania de Transporte Fluvial Internacional S.A., Ponte Rio S.A., Petrovia Internacional S.A., Merco Par S.A.C.I., Navegacion Guarani S.A., Hidrovia OSR S.A., Merco Fluvial S.A., Petrolera San Antonio S.A., Stability Oceanways S.A., Navarra Shipping Corporation, Pelayo Shipping Corporation, Varena Maritime Services S.A., Thalassa Energy S.A., HS Tankers Inc., HS Navigation Inc., HS Shipping Ltd. Inc., HS South Inc., Merco Parana S.A., and Energias Renovables del Sur S.A. has signed this registration statement in the City of Newark, State of Delaware, on June 27, 2013.

PUGLISI & ASSOCIATES

By:	/s/ Donald J. Puglisi
Name: Donald J. Puglisi
Title: Managing Director

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of Navios South American Logistics Inc. (1)

3.2	Bylaws of Navios South American Logistics Inc. (1)

3.3	Certificate of Incorporation of Navios Logistics Finance (US) Inc. (1)

3.4	Bylaws of Navios Logistics Finance (US) Inc. (1)

3.5	Articles of Incorporation of Corporacion Navios S.A. (1)

3.6	Articles of Incorporation of Nauticler S.A. (1)

3.7	Articles of Incorporation of Compania Naviera Horamar S.A. (1)

3.8	Articles of Incorporation of Compania de Transporte de Fluvial Internacional S.A. (1)

3.9	Articles of Incorporation of Ponte Rio S.A. (1)

3.10	Articles of Incorporation of Petrovia Internacional S.A. (1)

3.11	Bylaws of Merco Par S.A.C.I. (1)

3.12	Bylaws of Navegacion Guarani S.A. (1)

3.13	Bylaws of Hidrovia OSR S.A. (1)

3.14	Bylaws of Merco Fluvial S.A. (1)

3.15	Bylaws of Petrolera San Antonio S.A. (1)

3.16	Articles of Incorporation of Stability Oceanways S.A. (1)

3.17	Articles of Incorporation of Navarra Shipping Corporation (1)

3.18	Bylaws of Navarra Shipping Corporation (1)

3.19	Articles of Incorporation of Pelayo Shipping Corporation (1)

3.20	Bylaws of Pelayo Shipping Corporation (1)

3.21	Articles of Incorporation of Varena Maritime Services S.A. (1)

3.22	Bylaws of Thalassa Energy S.A. (1)

3.23	Articles of Incorporation of HS Tankers Inc. (1)

3.24	Articles of Incorporation of HS Navigation Inc. (1)

3.25	Articles of Incorporation of HS Shipping Ltd. Inc. (1)

3.26	Articles of Incorporation of HS South Inc. (1)

3.27	Bylaws of Merco Parana S.A.*

3.28	Bylaws of Energias Renovables del Sur S.A.*

4.1	Shareholders’ Agreement, dated as of June 17, 2010, between Navios South American Logistics Inc., Navios Corporation and Grandall Investment S.A. (1)

5.1	Opinion of Reeder & Simpson PC, Marshall Islands Counsel to Navios South American Logistics Inc.*

5.2	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP, Counsel to Navios South American Logistics Inc.*

5.3	Opinion of Perez Alati, Grondona, Benites, Arntsen & Martinez de Hoz.*

5.4	Opinion of Peroni, Sosa, Tellechea, Burt & Navara.*

5.5	Opinion of Ferrere Abogados.*

5.6	Opinion of Vives y Asociados.*

10.1	Indenture, dated as of April 12, 2011, among Navios South American Logistics Inc., Navios Logistics Finance (US) Inc., each of the Guarantors thereto and Wells Fargo Bank, National Association. (1)

10 .2	Registration Rights Agreement, dated as of March 12, 2013, among Navios South American Logistics Inc., Navios Logistics Finance (US) Inc. and each of the Initial Purchasers named therein. (4)

10.3	Administrative Services Agreement, dated as of April 12, 2011, between Navios South American Logistics Inc. and Navios Maritime Holdings Inc. (1)

10.4	First Supplemental Indenture, dated as of April 28, 2011, among Navios South American Logistics Inc., Navios Logistics Finance (US) Inc., each of the Guarantors thereto and Wells Fargo Bank, National Association. (2)

10.5	Second Supplemental Indenture, dated as of July 26, 2011, among Navios South American Logistics Inc., Navios Logistics Finance (US) Inc., each of the Guarantors thereto and Wells Fargo Bank, National Association. (2)

10.6	Financial Agreement relating to a revolving credit facility of up to $40,000,000 dated as of March 20, 2012, between Nauticler S.A. and Marfin Popular Bank Public Co Ltd. (2)

10.7	Amended and Restated Waiver to Shareholder’s Agreement. (2)

10.8	Third Supplemental Indenture, dated as of December 19, 2012, among Navios South American Logistics Inc., Navios Logistics Finance (US) Inc., each of the Guarantors thereto and Wells Fargo Bank, National Association. (3)

10.9	Fourth Supplemental Indenture, dated as of March 12, 2013, among Navios South American Logistics Inc., Navios Logistics Finance (US) Inc., each of the Guarantors thereto and Wells Fargo Bank, National Association. (4)

10.10	Fifth Supplemental Indenture, dated as of April 19, 2013, among Navios South American Logistics Inc., Navios Logistics Finance (US) Inc., each of the Guarantors thereto and Wells Fargo Bank, National Association.*

21	Subsidiaries of Navios South American Logistics Inc.*

23.1	Consent of Price Waterhouse & Co. S.R.L.*

23.2	Consent of Reeder & Simpson PC (included in Exhibit 5.1).*

23.3	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.2).*

23.4	Consent of Perez Alati, Grondona, Benites, Arntsen & Martinez de Hoz (included in Exhibit 5.3).*

23.5	Consent of Peroni, Sosa, Tellechea, Burt & Navara (included in Exhibit 5.4).*

23.6	Consent of Ferrere Abogados (included in Exhibit 5.5).*

23.7	Consent of Vives y Asociados (included in Exhibit 5.6).*

23.8	Consent of Drewry Maritime Research.*

24	Power of Attorney (included on the signature page).*

25	Statement of Eligibility under the Trust Indenture Act of 1939 on Form T-1 of Wells Fargo Bank, National Association as Trustee under the Indenture.*

99.1	Form of Letter of Transmittal.*

99.2	Form of Notice of Guaranteed Delivery*.

99.3	Form of Letter to Registered Holders and/or Participants of the Book-Entry Transfer Facility.*

99.4	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.*

99.5	Form of Letter to Clients.*

101.1	The following information on Navios South American Logistics Inc. contained in this registration statement on Form F-4, formatted in eXtensible Business Reporting Language (XBRL): (i) Consolidated Balance Sheets at December 31, 2012 and 2011; (ii) Consolidated Statements of Operations for each of the years ended December 31, 2012, 2011 and 2010; (iii) Consolidated Statements of Cash Flows for each of the years ended December 31, 2012, 2011 and 2010; (iv) Consolidated Statements of Changes in Equity for each of the years ended December 31, 2012, 2011 and 2010; and (v) the Notes to Consolidated Financial Statements.**+

101.2

The following information on Navios South American Logistics Inc. contained in this registration statement on Form F-4,

formatted in eXtensible Business Reporting Language (XBRL): (i) Condensed Consolidated Balance Sheets at March 31, 2013 (unaudited) and December 31, 2012; (ii) Unaudited Condensed Consolidated Statements of Operations for the three month periods ended March 31, 2013 and 2012; (iii) Unaudited Condensed Consolidated Statements of Cash Flows for the three month periods ended March 31, 2013 and 2012; (iv) Unaudited Condensed Consolidated Statements of Changes in Equity for the three month periods ended March 31, 2013 and 2012; and (v) the Notes to Condensed Consolidated Financial Statements (unaudited). +

*	Previously filed.
**	Previously furnished.
+	Users of this data are advised pursuant to Rule 406T of Regulation S-T that this interactive data file is deemed not filed or part of a registration statement or prospectus for purposes of sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of section 18 of the Securities Exchange Act of 1934, and is otherwise not subject to liability under these sections.
(1)	Previously filed with Registration Statement on Form F-4 (Registration No. 333-179250), as filed with the Securities and Exchange Commission on January 31, 2012.
(2)	Previously filed with the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2011, as filed with the Securities and Exchange Commission on April 5, 2012.
(3)	Previously filed with the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission on March 7, 2013.
(4)	Previously filed with the Company Report on Form 6-K, as filed with the Securities and Exchange Commission on March 20, 2013.